39115-P1 05/25

SUPPLEMENT DATED MAY 1, 2025

TO THE SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF PUTNAM FOCUSED EQUITY FUND (the “Fund”)

Effective May 1, 2025, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI:

1)	The following replaces all references to Joshua Fillman in the section titled “Your fund’s management – Portfolio managers” in the Fund’s Summary Prospectus and Prospectus:

William Rives, CFA
Portfolio Manager of Putnam Management and portfolio manager of the fund since May 2025.

2)	The following replaces all references to Joshua Fillman in the section titled “Who oversees and manages the fund? – Portfolio managers” in the Fund’s Prospectus:

Portfolio managers	Joined fund	Employer	Positions over past five years
William Rives, CFA	May 2025	Putnam Management 2013 – Present	Portfolio Manager, Analyst

3)	The following replaces all references to Joshua Fillman in the section titled “PORTFOLIO MANAGERS – Other accounts managed” in the Fund’s SAI:

Portfolio managers	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
William Rives*	3	$652,028,699	None	None	None	None

*Information is provided as of March 31, 2025.

4)	The following replaces all references to Joshua Fillman in the section titled “PORTFOLIO MANAGERS – Ownership of securities” in the Fund’s SAI:

Portfolio managers	Dollar range of shares owned
William Rives*	None
*Information is provided as of March 31, 2025

Shareholders should retain this Supplement for future reference.